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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 8, 2003


                         MAJESTIC INVESTOR HOLDINGS, LLC
                         MAJESTIC INVESTOR CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)




         DELAWARE                     333-81584                 33-4468392
         DELAWARE                     333-81584                 36-4471622
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

                           ONE BUFFINGTON HARBOR DRIVE
                            GARY, INDIANA 46406-3000
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (219) 977-7823

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS

99  Earnings Press Release for the quarter ended March 31, 2003, issued May 8,
2003

ITEM 9. REGULATIONS FD DISCLOSURE.

     The information set forth under this Item 9 is being furnished pursuant to
Item 12 - "Disclosure of Results of Operations and Financial Condition" of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216. Such information, including the Exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     On May 8, 2003, the Registrant issued a press release setting forth its financial results for the quarter ending March 31, 2003. The information in the Registrant's press release dated May 8, 2003, attached as Exhibits 99, is incorporated herein by reference.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  May 8, 2003                      MAJESTIC INVESTOR HOLDINGS, LLC


                                   By:   /s/ Jon S. Bennett
                                         ---------------------------------------
                                         Jon S. Bennett, Chief Financial Officer

                                   MAJESTIC INVESTOR CAPITAL CORP.


                                   By:   /s/ Jon S. Bennett
                                         ---------------------------------------
                                         Jon S. Bennett, Vice President


                                  EXHIBIT INDEX

Exhibit No.      Description

99 Earnings Press Release for the quarter ended March 31, 2003, issued May 8, 2003